AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT No. 1, dated as of February 26, 2016 (this “Amendment”) to that certain Debtor-in-Possession Term Loan Credit Agreement dated as of February 11, 2016 (as at any time amended, restated, modified or supplemented, the “Credit Agreement”), among NORANDA ALUMINUM HOLDING CORPORATION, a Delaware corporation and a Debtor and Debtor-in-Possession under Chapter 11 of the U.S. Bankruptcy Code (“Holdings”), NORANDA ALUMINUM ACQUISITION CORPORATION, a Delaware corporation and a Debtor and Debtor-in-Possession under Chapter 11 of the U.S. Bankruptcy Code (the “U.S. Borrower”), NORANDA BAUXITE LIMITED, a Jamaica limited liability company (the “Jamaican Borrower”, and together with the U.S. Borrower, each a “Borrower”, and together the “Borrowers”), NORANDA INTERMEDIATE HOLDING CORPORATION, a Delaware corporation (“Intermediate Holdings”), NORANDA ALUMINUM, INC., a Delaware corporation (“Noranda Aluminum”), GRAMERCY ALUMINA HOLDINGS INC., a Delaware corporation (“Gramercy I”), NORANDAL USA, INC., a Delaware corporation (“Norandal”), GRAMERCY ALUMINA HOLDINGS II, INC., a Delaware corporation (“Gramercy II”), NORANDA ALUMINA LLC, a Delaware limited liability company (“Noranda Alumina”), NHB CAPITAL LLC, a Delaware limited liability company (“NHB”, and together with Intermediate Holdings, Noranda Aluminum, Gramercy I, Norandal, Gramercy II and Noranda Alumina, each a “Guarantor” and together the “Guarantors”, and together with the Borrowers and Holdings, each a “Loan Party” and together the “Loan Parties”), the lenders from time to time party thereto (each, a “Lender” and collectively, “Lenders”) and CORTLAND CAPITAL MARKET SERVICES LLC, as administrative and collateral agent (in such capacities, “Agent”) for the Lenders. Each capitalized term used and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement

WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter set forth in Section 1.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment.    Effective as of the date hereof (the “Effective Date”), the Term Credit Agreement is hereby amended as follows:
1.1     Section 8.01(w) of the Credit Agreement is amended by deleting “30 days” and substituting in lieu thereof “35 days.”

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2.    Conditions Precedent. The amendment provided for in Section 1.1 of this Amendment shall be effective only upon satisfaction of each of the following conditions precedent:

(a)     Agent shall have received a duly executed counterpart of this Amendment from each Loan Party;

(b)     Agent shall have received duly executed counterparts of this Amendment from Required Lenders;

(c)     No Default or Event of Default shall exist either immediately before or immediately after giving effect to the terms of this Amendment; and

(d)     No event shall have occurred or circumstance exist that has or could reasonably be expected to have a Material Adverse Effect.

3.    Miscellaneous.

(a)    Each Loan Party hereby ratifies and reaffirms the DIP Term Credit Obligations, the Credit Agreement, each of the DIP ABL Loan Documents and all of such Loan Party’s covenants, duties, indebtedness and liabilities under the Credit Agreement and the DIP ABL Loan Documents.
(b)    Each Loan Party represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists immediately prior to and immediately after giving effect to this Amendment; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of the Loan Parties, and this Amendment has been duly executed and delivered by each Loan Party; and all of the representations and warranties made by the Loan Parties in the Credit Agreement are true and correct in all material respects on and as of the effective date of this Amendment (except for representations and warranties that expressly relate to an earlier date). Each Loan Party acknowledges and agrees that this Amendment constitutes a Loan Document under the Credit Agreement, and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.
(c)    Each Loan Party agrees to pay in accordance with the Interim Order all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent and Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.
(d)    This Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
(e)    This Amendment shall be effective when accepted by Agent (notice of which acceptance is hereby waived), whereupon this Amendment shall be a contract governed by and construed in accordance with the internal laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(f)    This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile, email, or other electronic transmission shall be deemed to be an original signature hereto.
(g)    On the Effective Date, the Credit Agreement will be automatically amended to reflect the amendment provided for in this Amendment. Once the Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended by this Amendment.
(h)    THIS AMENDMENT SHALL BE COVERED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.
(i)    To the fullest extent permitted by applicable Laws, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

CORTLAND CAPITAL MARKET SERVICES LLC as Agent By: /S/ Polina Arsentyeva ________ Name: Polina Arsentveya Title: Associate Counsel

Signature Pages to DIP Term Credit Agreement Amendment

The Following Entities, severally and not jointly, each as a Lender

CAREY CREDIT INCOME FUND
By: Guggenheim Partners Investment Management, LLC as Sub-Advisor

By:	/S/ Kevin M. Robinson

Name:	Kevin M. Robinson
Title: Attorney-in-Fact

CLC LEVERAGED LOAN TRUST
By: Challenger Life Nominees PTY Limited as Trustee
By: Guggenheim Partners Investment Management, LLC as Manager

By: /S/ Kevin M. Robinson___________________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

CITY NATIONAL ROCHDALE FUNDS - CITY NATIONAL ROCHDALE HIGH YIELD BOND FUND
By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By: /S/ Kevin M. Robinson___________________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Signature Pages to DIP Term Credit Agreement Amendment

CHEVRON MASTER PENSION TRUST
By: Guggenheim Partners Investment
Management, LLC as Manager

By: /S/ Kevin M. Robinson_____________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

DAVINCI REINSURANCE LTD.
By: Guggenheim Partners Investment
Management, LLC, as Manager

By: /S/ Kevin M. Robinson_____________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

DELTA PILOTS DISABILITY AND
SURVIVORSHIP TRUST
By: Guggenheim Partners Investment
Management, LLC as Investment Manager

By: /S/ Kevin M. Robinson_____________
Name: Kevin M. Robinson
                             Title: Attorney-in-Fact

DELTA MASTER TRUST
By: Guggenheim Partners Investment
Management, LLC as Investment Manager

By: /S/ Kevin M. Robinson______________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Signature Pages to DIP Term Credit Agreement Amendment

GENERAL DYNAMICSCORPORATION
GROUP TRUST
By: Guggenheim Partners Investment
Management, LLC as Manager

By: /S/ Kevin M. Robinson_______________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

GUGGENHEIM CREDIT
                            ALLOCATION FUND
By: Guggenheim Partners Investment
Management, LLC, as Sub-Advisor

By: /S/ Kevin M. Robinson_______________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

GUGGENHEIM HIGH-YIELD FUND,
LLC
By: Guggenheim Partners Investment
Management, LLC as Investment Manager

By: /S/ Kevin M. Robinson_______________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

GUGGENHEIM VARIABLE FUNDS
TRUST ON BEHALF OF THE
FOLLOWING SERIES:

Series F (Floating Rate Strategies Series)
By: Guggenheim Partners Investment
Management, LLC as Investment Advisor

By: /S/ Kevin M. Robinson_______________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Signature Pages to DIP Term Credit Agreement Amendment

GUGGENHEIM FUNDS TRUST ON
BEHALF OF THE FOLLOWING SERIES:

Guggenheim Macro Opportunities Fund
By: Guggenheim Partners Investment
Management, LLC, as Investment Advisor

By: /S/ Kevin M. Robinson______________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

GUGGENHEIM LOAN MASTER
FUND, LTD.
By: Guggenheim Partners Investment
Management, LLC as Manager

By: /S/ Kevin M. Robinson______________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

GUGGENHEIM STRATEGIC
OPPORTUNITIES FUND
By: Guggenheim Partners Investment
Management, LLC as Investment Manager

By: /S/ Kevin M. Robinson______________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

HCA INC. MASTER RETIREMENT
TRUST
By: Guggenheim Partners Investment
Management, LLC as Investment Manager

By: /S/ Kevin M. Robinson______________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Signature Pages to DIP Term Credit Agreement Amendment

INDIANA UNIVERSITY HEALTH, INC.
By: Guggenheim Partners Investment
Management , LLC as Manager

By: /S/ Kevin M. Robinson______________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

KITTY HAWK CLO 2015-1 LLC
By: Guggenheim Partners Investment
Management, LLC, as Collateral Manager

By: /S/ Kevin M. Robinson______________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

NOMURA MULTI MANAGERS FUND –
GLOBAL BOND
By: Global Funds Trust Company, as
Trustee
By: Guggenheim Partners Investment
Management, LLC, as Investment Sub-Advisor

By: /S/ Kevin M. Robinson______________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

CITY OF NEW YORK GROUP TRUST
The Comptroller of the City of New York
By: Guggenheim Partners Investment
Management, LLC, as Manager

By: /S/ Kevin M. Robinson______________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Signature Pages to DIP Term Credit Agreement Amendment

NZCG FUNDING 2 LIMITED
By: Guggenheim Partners Investment
Management, LLC, as Collateral Manager

By: /S/ Kevin M. Robinson____________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

RENAISSANCE REINSURANCE LTD.
By: Guggenheim Partners Investment
Management, LLC, as Manager

By: /S/ Kevin M. Robinson____________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

SHELL PENSION TRUST
By: Guggenheim Partners Investment
Management, LLC as Manager

By: /S/ Kevin M. Robinson____________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

SONOMA COUNTY EMPLOYEES’
RETIREMENT ASSOCIATION
By: Guggenheim Partners Investment
Management, LLC as Investment Manager

By: /S/ Kevin M. Robinson____________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Signature Pages to DIP Term Credit Agreement Amendment

EAF COMPLAN II – PRIVATE DEBT
By: Guggenheim Partners Investment
Management, LLC as Asset Manager

By: /S/ Kevin M. Robinson____________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

CENTRAL STATES, SOUTHEAST AND
SOUTHWEST AREAS HEALTH AND
WELFARE FUND
By: Guggenheim Partners Investment
Management, LLC as Investment Manager

By: /S/ Kevin M. Robinson____________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

BANDERA STRATEGIC CREDIT
PARTNERS II, L.P
By: Guggenheim Partners Investment
Management, LLC as Investment Manager

By: /S/ Kevin M. Robinson____________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

VERMONT PENSION INVESTMENT
COMMITTEE
By: Guggenheim Partners Investment
Management, LLC as Contractor

By: /S/ Kevin M. Robinson____________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Signature Pages to DIP Term Credit Agreement Amendment

ZIGGURAT CLO LTD.
By: Guggenheim Partners Investment
Management, LLC as Asset Manager

By: /S/ Kevin M. Robinson___________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

ZILUX SENIOR LOAN FUND
By: Guggenheim Partners Investment
Management, LLC as Investment Manager

By: /S/ Kevin M. Robinson___________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

GUGGENHEIM U.S. LOAN FUND
By: Guggenheim Partners Investment
Management, LLC as Investment Manager

By: /S/ Kevin M. Robinson___________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Signature Pages to DIP Term Credit Agreement Amendment

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM
By: Credit Suisse Asset Management, LLC, as investment manager, as a Lender

AUSTRALIANSUPER
By: Credit Suisse Asset Management, LLC as sub-advisor to Bentham
Asset Management Pty Ltd.
in its capacity as agent of and investment manager for AustrailianSuper
Pty Ltd.
in its capacity as trustee of AustralianSuper,
                 as a Lender

BENTHAM WHOLESALE SYNDICATED LOAN FUND
By: Credit Suisse Asset Management,LLC, as agent (sub-advisor) for
Challenger Investment Services Limited, the Responsible Entity for
Bentham Wholesale Syndicated Loan Fund,
as a Lender

THE CITY OF NEW YORK GROUP TRUST
By: Credit Suisse Asset Management, LLC, as its manager,
as a Lender

CREDIT SUISSE DOLLAR SENIOR LOAN FUND, LTD.
By: Credit Suisse Asset Management, LLC, as investment manager, as a Lender

THE EATON CORPORATION MASTER RETIREMENT TRUST
By: Credit Suisse Asset Management, LLC, as investment manager, as a Lender

CREDIT SUISSE NOVA (LUX)
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset
Management Limited, each as Co-Investment Advisor to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux), as a Lender

By: /S/ Ilan Friedman________________
Name: Ilan Friedman
Title: Authorized Signatory

Signature Pages to DIP Term Credit Agreement Amendment

HOTCHKIS AND WILEY VALUE OPPORTUNITIES FUND,
as a Lender

By: /S/ Anna Marie Lopez___________
Name: Anna Marie Lopez
Title: Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor for the Hotchkis and Wiley Value Opportunities Fund

Signature Pages to DIP Term Credit Agreement Amendment

ACKNOWLEDGED AND AGREED TO:

NORANDA ALUMINUM HOLDING CORPORATION By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer
NORANDA ALUMINUM ACQUISITION CORPORATION By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer
NORANDAL USA, INC. By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer and Secretary
NORANDA ALUMINUM, INC. By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer and Vice President-Finance

Signature Pages to DIP Term Credit Agreement Amendment

NORANDA ALUMINA LLC By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer
NORANDA INTERMEDIATE HOLDING CORPORATION By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer and Vice President-Finance
GRAMERCY ALUMINA HOLDINGS II, INC. By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer
GRAMERCY ALUMINA HOLDINGS INC. By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer, Vice President and Secretary

Signature Pages to DIP Term Credit Agreement Amendment

NHB CAPITAL, LLC By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer
NORANDA BAUXITE LIMITED By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer

Signature Pages to DIP Term Credit Agreement Amendment